SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549


                                  Form 8-K

                               CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) October 24,  2001
                                                      -----------------

                              WesBanco, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        West Virginia                0-8467                55-0571723
 ----------------------------     ------------          ------------------
 (State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)             File Number)         Identification No.)


     1 Bank Plaza, Wheeling, WV                           26003
 ---------------------------------------                ----------
 (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code    (304)234-9000
                                                      -------------
Former name or former address, if changed since last report  Not Applicable
                                                             --------------

Item 5. Other Events

     On October 24, 2001, WesBanco, Inc. announced today that its Community Reinvestment Act ("CRA") rating for its subsidiary bank, WesBanco Bank, Inc. ("Bank") has been determined to be "Satisfactory" through the Federal Reserve Bank appeal process.

     This change in the Bank's CRA rating will permit WesBanco, Inc. to proceed with the filing of an application to the Federal Reserve Bank of Cleveland for the acquisition of American Bancorporation. The parties anticipate extending the date set forth in the Agreement by which the closing of the transaction was required from December 31, 2001 to March 31, 2002.

Item 7. Financial Statements and Exhibits

(b) Exhibits

         99 - Press release dated October 24, 2001, announcing a change in WesBanco's banking subsidiary, WesBanco Bank, Inc.'s CRA rating.


Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WesBanco, Inc.
                                          --------------
                                          (Registrant)


October 24, 2001                          /s/ Paul M. Limbert
-----------------                         ----------------------------------
    Date                                  Paul M. Limbert
                                          President & Chief Executive Officer